Exhibit 99.1

Exhibit 99.1

COLE TAYLOR KN WS

TAYLOR CAPITAL GROUP, INC.

Second Quarter 2011Financial Results

Conference Call Dial-In Number: 1-866-804-6929

Participant Passcode: 96428403

TaylorCapitalGroup

07/21/11

SECOND QUARTER 2011 HIGHLIGHTS

Forward-Looking Statement

This presentation includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “might,” “contemplate,” “plan,” “prudent,” “potential,” “should,” “will,” “expect,” “anticipate,” “believe,” “intend,” “could” and “estimate” and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2011 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the risk that our regulators could require us to maintain regulatory capital in excess of the levels needed to be considered well capitalized; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; negative developments and further disruption in the credit and lending markets impacting our business and the businesses of our customers, as well as other banks and lending institutions with which we have commercial relationships; the continued decline in residential real estate sales volume and the likely potential for continuing illiquidity in the real estate market, including within the Chicago metropolitan area; the risks associated with the high volume of loans secured by commercial real estate in our portfolio; the uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing illiquidity in the real estate market; the risks associated with the planned growth of our new mortgage unit, including the expansion into new geographic markets and regulatory changes; lending concentration risks; the risks associated with attracting and retaining experienced and qualified personnel, including our senior management and other key personnel in our core business lines; uncertainty in estimating the fair value of loans held for sale and the possibility that we will not be able to dispose of these assets on terms acceptable to us; security risks relating to our internet banking activities that could damage our reputation and our business; the potential impact of certain operational risks, including, but not limited to, data processing system failures and errors and customer or employee fraud; the risks associated with implementing our business strategy and managing our growth effectively, including our ability to preserve and access sufficient capital to execute on our strategy; the effect on our profitability if interest rates fluctuate, as well as the effect of our customers’ changing use of our deposit products; the ability to use net operating loss carry-forwards to reduce future tax payments if an ownership change of the Company is deemed to have occurred for tax purposes; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; continuation of volatility in the capital markets; the effectiveness of our hedging transactions and their impact on our future results of operations; the conditions of the local economy in which we operate and continued weakness in the local economy; changes in general economic and capital market conditions, interest rates, our debt credit ratings, deposit flows, loan demand, loan syndication opportunities and competition; regulatory restrictions and liquidity constraints at the holding company level that could impair our ability to pay dividends or interest on our outstanding securities; significant restrictions on our operations as a result of our participation in the TARP CPP; the impact of changes in legislation, including the Dodd-Frank Act, or regulatory and accounting principles, policies or guidelines affecting our business, including those relating to capital requirements; and other economic, competitive, governmental, regulatory and technological factors impacting our operations.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned “Risk Factors” in our December 31, 2010 Annual Report on Form 10-K filed with the SEC on March 22, 2011. You should not place undue reliance on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

TaylorCapitalGroup

2

SECOND QUARTER 2011 HIGHLIGHTS

Agenda

• Second Quarter 2011 Financial Highlights: Mark Hoppe, President and Chief Executive Officer • Results of Operations:

Randy Conte, Chief Operations Officer and Chief Financial Officer • Summary • Questions & Answers

TaylorCapitalGroup

3

SECOND QUARTER 2011

Financial Highlights

TaylorCapitalGroup

SECOND QUARTER 2011 HIGHLIGHTS

Asset quality improved; C&I loans increased; posted net loss of $1.4 million

• Asset quality indicators improved across the board from 1Q11 to 2Q11 – Nonperforming Loans (NPLs) down 15% – Other Real Estate Owned (OREO) down 27% – Nonperforming Assets (NPAs) down 17% – Coverage ratios increased

• Criticized and Classified Loans down 7% from 1Q11 to 2Q11 and 43% from peak at 6/30/09 • Credit costs flat 1Q11 to 2Q11 and down significantly from 1H10 to 1H11 • Core business grew – C&I loans up $60 million, though total commercial loans increased only $11 million due to CRE run-off and nonperforming loan resolutions – Mortgage origination revenue increased $726,000 – CD deposits declined significantly, partially offset by increases in Money Market and DDA

• Revenue growth is flat 1Q11 to 2Q11

– Pre-tax, pre-provision earnings from core operations declined slightly – Net interest income flat and net interest margin up

• Capital ratios remain above definition for ‘well-capitalized’ bank holding companies

TaylorCapitalGroup

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SECOND QUARTER 2011 HIGHLIGHTS

Ongoing priority: reduce NPLs while pursuing best economic outcome

KEY ASSET QUALITY INDICATORS

$250,000

$200,000

Thousands $150,000

In

$100,000

$50,000

$0

6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11

NPAs NPLs OREO

TaylorCapitalGroup

REDUCTION IN NPLs DRIVEN BY $30 MM DECREASE IN CRE NONACCRUALS

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SECOND QUARTER 2011 HIGHLIGHTS

Asset quality ratios show improvement from 6/30/10 to 6/30/11

KEY RATIOS 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11

NPLs to Total Loans 5.08% 3.90% 5.16% 5.93% 4.91%

NPAs to Total Assets 3.98% 3.38% 4.26% 4.81% 3.89%

Allowance to Total

Loans (excluding loans 3.40% 3.25% 4.11% 4.13% 3.85%

held for sale)

Allowance to NPLs 65.10% 79.50% 77.98% 68.35% 76.22%

TaylorCapitalGroup

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SECOND QUARTER 2011 HIGHLIGHTS

Commercial watch list down 7% from 3/31/11 to 6/30/11; 43% drop from peak at 6/30/09

COMMERCIAL WATCH LIST of Criticized and Classified Loans*

$500,000 $450,000 $400,000 Thousands $350,000 In $300,000 $250,000 $200,000 $150,000 $100,000 $50,000

$0

6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11

$453,067 $441,191 $406,306 $368,242 $381,050 $322,252 $303,923 $277,896 $258,486

* Commercial watch list of criticized and classified loans (special mention, substandard, and nonaccrual loans) in commercial & industrial, commercial real estate, residential construction and land, and commercial construction and land federal collateral codes. Excludes consumer loans.

TaylorCapitalGroup

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SECOND QUARTER 2011 HIGHLIGHTS

Due to improving trends, credit costs were flat from 2Q11 to 1Q11 and down 1H10 to 1H11

CREDIT COSTS (Provision + Nonperforming Asset Expense)

In Thousands

$70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000

$0

1H10 Total = $74 MM

1H11 Total = $27 MM

$69,182

$39,731

$27,455 $26,068

$17,834

$48,001

$19,666

$13,518 $13,835

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

63% reduction in credit costs for the six months ended 6/30/11 compared to the six months ended 6/30/10

Provision NPA Expense

SECOND QUARTER 2011 HIGHLIGHTS

Total commercial loans up modestly, driven by $57 million increase in C&I loan balances

TOTAL COMMERCIAL LOANS by category

$3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000

$0

In Thousands

6/30/09

9/30/09

12/31/09

3/31/10

6/30/10

9/30/10

12/31/10

3/31/11

6/30/11

C&I Loans, including Commercial Real Estate Owner Occupied

Real Estate Loans (Non-Owner Occupied and Construction and Land) Total Commercial Loans

$2,647,522 $1,812,086 $835,436

Increase in total commercial loans at 6/30/11 was driven by increase in Commercial and Industrial loans. Increase was offset by further drop in real estate loans.

TaylorCapitalGroup

SECOND QUARTER 2011 HIGHLIGHTS

Cole Taylor Business Capital grew loans outstanding by $45 million from 1Q11 to 2Q11

CTBC TOTAL LOAN PORTFOLIO

Loan commitments increased to $770 million at 6/30/11 from $719 million at 3/31/11 Fundings increased at 6/30/11 by $45 million from 3/31/11 Line utilization increased from 54% at 3/31/11 to 56% at 6/30/11, but remains below historic levels

$450,000 $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000

$0

$159,899 $139,846

$171,844

$217,977

$258,154

$317,677

$350,751

$388,557

$433,324

6/30/09

9/30/09

12/31/09

3/31/10

6/30/10

9/30/10

12/31/10

3/31/11

6/30/11

SECOND QUARTER 2011 HIGHLIGHTS

Cole Taylor Mortgage and Cole Taylor’s retail banking continue growth with modest gains

• Cole Taylor Mortgage

– Increased loan fundings; posted $726,000 increase in mortgage origination revenue

– Qualified in six additional states in 2Q11, bringing the total to 26 states in which it does business – Continue to build national platform through expansion of broker network

• Cole Taylor Bank retail banking

– Decline in overall deposits, largely in planned CD run-off, which typically carry a higher cost of funds – Increase in noninterest bearing deposits and money market accounts

TaylorCapitalGroup

SECOND QUARTER 2011

Results of Operations

TaylorCapitalGroup

RESULTS OF OPERATIONS

Revenue essentially flat from 1Q11 to 2Q11, though expenses increased slightly

TRENDS: Total revenue and noninterest expense*

In Thousands

$50,000 $45,000 $40,000 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0

2Q09 3Q09 4Q09 1Q10 2Q10 3Q010 4Q10 1Q11 2Q11

$34,922 $36,587 $36,408 $35,373

$45,705 $44,574

$40,694

$39,072 $39,011

$23,483

$20,221

$21,766

$22,214

$23,412

$25,108

$27,712 $25,272 $25,833

Total Revenue Noninterest Expense

* For a reconciliation to GAAP revenue, please see page 24 of this presentation. Noninterest expense quoted above is less NPA expense.

RESULTS OF OPERATIONS

Core earnings down from 1Q11 to 2Q11 due to slight increase in noninterest expense

PRE-TAX, PRE-PROVISION EARNINGS from core operations*

$25,000

$20,597

$20,000

$17,282 $16,862 $15,152

$15,000 $14,821

Thousands $14,194 $13,800

In $13,178 $11,439

$10,000

$5,000

$0

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

* For a reconciliation to GAAP measures of pre-tax, pre-provision earnings from core operations, also referred to core earnings, please see page 23 of this presentation.

TaylorCapitalGroup

RESULTS OF OPERATIONS

Net interest income flat from 1Q11 to 2Q11; lower interest income offset by decline in interest expense

NET INTEREST INCOME

$40,000 $34,367

$34,678 $33,467 $33,562 $32,375 $32,810 $32,243 $32,187 $30,380

Thousands $30,000 In

$20,000

$10,000

$0

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

TaylorCapitalGroup

RESULTS OF OPERATIONS

Net interest margin up from 1Q11 to 2Q11; cost of funds decline by more than earning asset yields

NET INTEREST MARGIN (tax equivalent)*

3.50% 3.25%

3.10% 3.15% 3.17% 3.12%

3.07% 3.09% 2.92%

3.00% 2.76%

Thousands 2.50%

In 2.00%

1.50%

1.00%

0.50%

0.00%

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

*	Adjustment reflects tax exempt interest income on an equivalent before-tax basis assuming a tax rate of 35%.

TaylorCapitalGroup

RESULTS OF OPERATIONS

Noninterest income down slightly as mortgage revenue partially offsets reduced derivative income

NONINTEREST INCOME excluding gains or losses on investment securities and purchased mortgage loans

$12,000

$10,000

$8,000

Thousands $6,000 In

$4,000

$2,000

$0

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

$4,542 $4,963 $4,349 $4,433

$6,021

Refinance Boom

$11,748 $10,993

$6,857 $6,728

Mortgage origination revenue Service charges Other noninterest income

RESULTS OF OPERATIONS

Liabilities and stockholders’ equity both increase from 1Q11 to 2Q11

Total liabilities increased by $94.9 million

– Funding mix shifted to improve cost of funds

– Deposits decreased, largely in planned run-off of CDs – Replaced repurchase agreements (in other borrowings) with Federal Home Loan Bank advances (in notes payable and other advances)

Stockholders’ equity increased $13.5 million

– Accumulated other comprehensive loss improved as the net loss position of the investment securities portfolio declined

RESULTS OF OPERATIONS

Capital Ratios remain above regulatory definition for ‘well-capitalized’ bank holding companies

CAPITAL RATIO TRENDS

14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00%

12/31/07 12/31/08 12/31/09 12/31/10 6/30/11

CAPITAL RATIOS 2Q11

Total Risk Based

13.80% Capital Ratio

Tier 1 Risk Based

9.90% Capital Ratio Leverage Ratio 7.78%

Leverage Ratio

Tier 1 Risk Based Capital Ratio Total Risk Based Capital Ratio

SUMMARY

TaylorCapitalGroup

SUMMARY

Positive overall quarter: asset quality improvement and loan growth indicate progress on strategy

Progress on ‘fix’ strategy: asset quality improvement

– NPLs down 15% 1Q11 2Q11

– OREO down 27% NPLs $168.2 MM $143.1 MM – NPAs down 17% OREO $38.2 MM $27.9 MM

– Commercial criticized and classified loans down 7% NPAs $206.4 MM $170.9 MM

Commercial criticized & classified loans

$277.9 MM $258.5 MM

Progress on ‘grow’ strategy: loan growth

– C&I loans up $60 million

– Total commercial loans increased $11 million due to CRE runoff and nonperforming loan resolutions – Mortgage revenue grew modestly

SUMMARY

Non-GAAP Measure of Pre-tax, Pre-provision Earnings from Core Operations

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company's financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results.

Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations are provided below.

	FOR THE THREE MONTHS ENDED								
	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11
	($ in thousands)								
Income (loss) before income taxes	$ (20,697)	$ (2,304)	$ (3,676)	$ (10,441)	$ (30,577)	$ 33,735	$ (45,323)	$ 282	$ (1,038)
Add back (subtract):									
Provision for loan losses	39,507	15,539	19,002	21,130	43,946	18,128	59,923	10,241	11,822
Nonperforming asset expense	224	2,295	8,453	4,938	4,055	1,538	9,259	3,277	2,013
(Gain) Loss on sales of investment securities	(7,595)	(378)	(8,958)	(1,433)	(142)	(32,804)	(6,997)	--	--
Impairment on investment securities	--	--	--	--	--	--	--	--	381
Pre-tax, pre-provision earnings from core operations	$ 11,439	$ 15,152	$ 14,821	$ 14,194	$ 17,282	$ 20,597	$ 16,862	$ 13,800	$ 13,178

23

TaylorCapitalGroup

SUMMARY

Non-GAAP Measure of Revenue

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company's financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.

Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of revenue are provided below.

	FOR THE THREE MONTHS ENDED								
	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11
	($ in thousands)								
Net interest income	$ 30,380	$ 32,375	$ 32,810	$ 33,467	$ 34,678	$ 34,367	$ 33,562	$ 32,187	$ 32,243
Noninterest income	12,137	3,376	12,735	4,374	6,158	44,142	18,009	6,885	6,387
Add back (subtract):									
(Gain) Loss on sales of investment securities	(7,595)	(378)	(8,958)	(1,433)	(142)	(32,804)	(6,997)	--	--
Impairment on investment securities	--	--	--	--	--	--	--	--	381
Revenue	$ 34,922	$ 35,373	$ 36,587	$ 36,408	$ 40,694	$ 45,705	$ 44,574	$ 39,072	$ 39,011

24

TaylorCapitalGroup